AMENDMENT #1

to the

COMMERCIAL SUPPLY AGREEMENT
(originally effective May 23, 2007)

by and between

LG DISPLAY CO., LTD. (“LGD”) - formerly named LG.PHILIPS LCD CO., LTD.

and

UNIVERSAL DISPLAY CORPORATION (“UDC”)

This Amendment #1 shall amend and modify, to the extent of any inconsistency, the provisions of the above-referenced Commercial Supply Agreement (the “Agreement”).  This Amendment #1 shall be effective as of June 30, 2008.

1.           Article 9.1 of the Agreement is hereby amended to extend the term of the Agreement for one (1) additional year, through June 30, 2009.

2.           Except as set forth in this Amendment #1, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties, intending to be legally bound, have caused this Amendment #1 to be executed by their duly authorized representatives:

LG DISPLAY CO., LTD.	UNIVERSAL DISPLAY CORPORATION

By: /s/ Byung Chul Ahn	By: /s/ Steven V. Abramson

Name: Byung Chul Ahn	Name: Steven V. Abramson

Title: Vice President	Title: President

Date: Nov. 21, 2008	Date: Nov. 13, 2008

UDC and LGD Confidential